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                                                                    Exhibit 34.2


  CERTIFICATION OF VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER PURSUANT
      TO RULE 13A-14 OR 15D-14 OF THE EXCHANGE ACT, AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Mariano Rodriguez, certify that:

     1. I have reviewed this amendment to the annual report on Form 40-F of Neurochem Inc.; and

     2. Based on my knowledge, this amendment to the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment to the annual report.

Dated:  July 26, 2005.       /s/ Mariano Rodriguez
                             -----------------------------------------
                             Mariano Rodriguez
                             Vice President, Finance and Chief Financial Officer